UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08167

Exact name of registrant as specified in charter:	Dryden Small-Cap Core Equity Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2007

Date of reporting period:	10/31/2007

Item 1 – Reports to Stockholders

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

FUND TYPE

Small-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 14, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Small-Cap Core Equity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small-Cap Core Equity Fund

Dryden Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Small-Cap Core Equity Fund, Inc. is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.65%; Class Z, 0.90%. Net operating expenses apply to: Class A, 1.15%; Class B, 1.90%; Class C, 1.90%; Class R, 1.40%; Class Z, 0.90%, after contractual reduction through 2/28/2008.

Cumulative Total Returns as of 10/31/07
	One Year	Five Years	Since Inception[1]
Class A	8.81%	129.21%	114.58%
Class B	7.94	120.74	98.89
Class C	8.00	120.74	98.89
Class R	N/A	N/A	5.51
Class Z	9.03	131.97	119.83
S&P SmallCap 600 Index[2]	11.55	132.87	**
Lipper Small-Cap Core Funds Avg.[3]	10.39	130.16	***

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Since Inception[1]
Class A	8.03%	17.42%	7.44%
Class B	8.52	17.78	7.24
Class B—Return After Taxes on Distribution	8.52	17.78	7.17
Class B—Return After Taxes on Distribution and Sale of Fund Shares	5.54	15.74	6.34
Class C	12.52	17.89	7.24
Class R	N/A	N/A	N/A
Class Z	14.65	19.04	8.32
S&P SmallCap 600 Index[2]	14.93	18.73	**
Lipper Small-Cap Core Funds Avg.[3]	13.40	18.00	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 11/10/1997; Class R, 1/12/07. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed in the United States.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns as of 10/31/07 are 161.70% for Class A, Class B, Class C, and Class Z; 8.56% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns as of 9/30/07 are 9.98% for Class A, Class B, Class C and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

***Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/07 are 144.20% for Class A, Class B, Class C, and Class Z; 7.00% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/07 are 8.73% for Class A, Class B, Class C, and Class Z. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Small-Cap Core Equity Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/07
Idexx Laboratories, Inc., Healthcare Equipment & Supplies	1.2%
Manitowoc Co., Inc. (The), Machinery	1.2
Varian Semiconductor Equipment Associates, Inc., Semiconductors & Semiconductor Equipment	1.1
URS Corp., Construction & Engineering	1.1
FactSet Research Systems, Inc., Software	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/07
Healthcare Equipment & Supplies	5.8%
Electronic Equipment & Instruments	5.3
Machinery	5.2
Commercial Banks	4.6
Software	4.6

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Small-Cap Core Equity Fund’s Class A shares returned 8.81% for the 12-month reporting period ended October 31, 2007, trailing the 11.55% return of the S&P SmallCap 600 Index (the Index) and the 10.39% return of the Lipper Small-Cap Core Funds Average.

What were market conditions like for stocks of small-sized companies?

Small-cap stocks, as measured by the Index, underperformed the broader U.S. equity market, which returned 14.56% for the 12-month reporting period, as measured by the S&P 500 Index. Conditions in the economy and the stock market were not favorable for small-cap stocks, whose valuations relative to large-cap shares were already higher than historical averages. Signs of slower economic growth emerged in the United States during the 12-month reporting period. Credit conditions deteriorated due to a crisis in debt securities linked to mortgages of homeowners with poor credit histories, and market volatility picked up. In this investment environment, stocks with attractive valuations underperformed more expensive stocks. Consequently, indexes tracking growth stocks, shares of firms expected to generate above average revenues and earnings, substantially outperformed indexes tracking value stocks, shares priced cheaply compared to their firms’ assets, earnings, and potential profits.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the Index by actively managing the Fund via a quantitative process that daily evaluates about 5000 stocks. Investing in both rapidly and slowly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the Index. When selecting stocks of more rapidly growing companies, OMA places a heavier emphasis on “news” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. For slowly growing companies, QMA emphasizes attractive valuations, and invest more heavily in stocks that are priced cheaply relative to their firms’ earnings prospects and book values. While striving to achieve its performance objective through this quantitative process, QMA also considers the tax implications of its trading in an attempt to minimize taxable distributions to the Fund.

Among rapidly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

News factors emphasized by QMA for faster growing companies worked well. As a result, the Fund, compared to the Index, had overweight positions in companies such as Blue Coat Systems (+264%) and Novatel Wireless (+209%) whose earnings prospects improved. However, the Fund also had overweight positions in several fast

Dryden Small-Cap Core Equity Fund, Inc.	5

Strategy and Performance Overview (continued)

growing retail companies such as Gymboree (-27%) and Tween Brands (-27%) whose growth prospects deteriorated abruptly. It also had an underweight position in Crocs (+277%), reflecting the sale of shares by company insiders that is generally considered to be a negative signal.

Among slowly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

For the 12-month period, stocks with low price-to-earnings (P/E) ratios underperformed stocks with high P/E ratios. Compared to the Index, the Fund had an overweight exposure to attractively valued stocks such as those with low P/E ratios, as this is one of the factors that QMA emphasizes for slower growing companies. While the Fund had a modest underweight position in financial stocks, several holdings in this sector performed poorly, particularly those hurt by the downturn in real estate. For example, the Fund had an overweight position in Triad Guaranty (-86%), a mortgage insurer. It also held regional banks and savings and loan associations such as BankUnited Financial (-68%) and Irwin Financial (-55%) that were hurt by increased loan loss provisions.

The reporting period was an unusual time in that most quantitative strategies did not perform well. Additionally, the Fund tends to trail the Index when economic growth is slowing because much of the data in the QMA model tends to lag market expectations. In the past, these periods of underperformance have generally been short in duration.

Toward the end of the reporting period, QMA realized losses on some of the Fund’s shares that offset much of its realized gains, and replaced these stocks with more attractive ones. Because of the market’s strong price momentum, shares that had performed poorly continued to do so and vice versa. Therefore, the Fund avoided continued negative momentum and did not pay any taxable distribution to shareholders.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2007, at the beginning of the period, and held through the six-month period ended October 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

Dryden Small-Cap Core Equity Fund, Inc.	7

Fees and Expenses (continued)

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,000.50	1.16%	$5.85
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

Class B	Actual	$1,000.00	$996.40	1.91%	$9.61
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class C	Actual	$1,000.00	$996.40	1.91%	$9.61
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class R	Actual**	$1,000.00	$998.60	1.41%	$7.10
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class Z	Actual	$1,000.00	$1,001.40	0.91%	$4.59
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

* Fund expenses (net of fee waivers subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** Class R shares commenced operations on January 12, 2007.

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Portfolio of Investments

as of October 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.9%
COMMON STOCKS
CONSUMER DISCRETIONARY 13.1%

Auto Components 0.2%
11,500	Amerigon, Inc.(a)	$225,860
37,200	Standard Motor Products, Inc.(b)	310,992

		536,852

Automobiles 0.4%
28,600	Fleetwood Enterprises, Inc.(a)	257,400
23,000	Winnebago Industries, Inc.(a)(b)	592,940

		850,340

Distributors 0.5%
14,200	Building Material Holdings Corp.(b)	111,612
27,100	LKQ Corp.(a)(b)	1,044,976

		1,156,588

Diversified Consumer Services 0.2%
2,300	Coinstar, Inc.(a)	79,235
4,800	Pre-Paid Legal Services, Inc.(a)(b)	286,080
3,700	Universal Technical Institute, Inc.(a)(b)	69,671

		434,986

Hotels, Restaurants & Leisure 3.2%
23,000	Buffalo Wild Wings, Inc.(a)(b)	705,180
9,150	CEC Entertainment, Inc.(a)	272,670
6,000	IHOP Corp.(b)	379,980
55,400	Jack in the Box, Inc.(a)(b)	1,737,898
23,000	Landry’s Restaurants, Inc.(b)	660,560
1,100	Monarch Casino & Resort, Inc.(a)	33,649
37,600	Red Robin Gourmet Burgers, Inc.(a)(b)	1,504,752
73,400	Sonic Corp.(a)(b)	1,818,852

		7,113,541

Household Durables 0.2%
3,300	Ethan Allen Interiors, Inc.	101,838
700	NVR, Inc.(a)	333,025
21,800	Standard-Pacific Corp.(b)	104,640

		539,503

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	9

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Internet & Catalog Retail 0.5%
1,800	Blue Nile, Inc.(a)(b)	$142,272
31,500	PetMed Express, Inc.(a)	459,270
33,900	Stamps.com, Inc.(a)	470,532

		1,072,074

Leisure Equipment & Products 1.1%
23,200	Jakks Pacific, Inc.(a)	614,800
30,800	Polaris Industries, Inc.	1,514,744
11,850	Pool Corp.(b)	279,423

		2,408,967

Media 0.6%
1,700	Arbitron, Inc.	86,054
59,600	Live Nation, Inc.(a)	1,218,224
13,900	Valassis Communications, Inc.(b)	136,915

		1,441,193

Multi-line Retail
1,900	Dollar Tree Stores, Inc.(a)	72,770

Specialty Retail 3.9%
42,975	Brown Shoe Co., Inc.	876,690
10,000	Cato Corp. (The) (Class A)	200,800
74,400	Christopher & Banks Corp.(b)	1,020,768
15,200	Dress Barn, Inc.(a)(b)	249,128
15,500	Finish Line, Inc. (The) (Class A)	58,125
47,500	Group 1 Automotive, Inc.(b)	1,474,875
19,300	Gymboree Corp.(a)(b)	656,779
52,800	Lithia Motors, Inc.	896,544
32,550	Men’s Warehouse, Inc. (The)(b)	1,375,563
5,400	Sonic Automotive, Inc.(b)	136,404
10,000	Stein Mart, Inc.	65,700
53,000	Tween Brands, Inc.(a)(b)	1,627,100
3,500	Zumiez, Inc.(a)	146,510

		8,784,986

Textiles, Apparel & Luxury Goods 2.3%
6,600	Crocs, Inc.(a)(b)	493,350
44,400	Fossil, Inc.(a)(b)	1,667,664
21,000	Iconix Brand Group, Inc.(a)	479,850
14,300	Movado Group, Inc.	430,287

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

19,400	Phillips-Van Heusen(b)	$927,320
34,800	Skechers U.S.A., Inc. (Class A)(a)	855,732
4,300	Unifirst Corp.	161,809
2,700	Warnaco Group, Inc. (The)(a)	109,863

		5,125,875
CONSUMER STAPLES 3.3%

Food & Staples Retailing 1.1%
31,500	Casey’s General Stores, Inc.	897,750
1,900	Great Atlantic & Pacific Tea Co., Inc. (The)(a)(b)	61,503
23,200	Nash Finch Co.	868,840
32,900	Spartan Stores, Inc.	731,367

		2,559,460

Food Products 1.5%
7,100	Corn Products International, Inc.	302,034
800	Fresh Del Monte Produce, Inc.	29,024
2,400	J&J Snack Foods Corp.(b)	85,488
31,900	Ralcorp Holdings, Inc.(a)	1,795,970
13,600	Sanderson Farms, Inc.	473,280
23,800	TreeHouse Foods, Inc.(a)	664,020

		3,349,816

Personal Products 0.7%
9,800	Chattem, Inc.(a)(b)	728,140
24,000	NBTY, Inc.(a)	854,400

		1,582,540
ENERGY 7.3%

Energy Equipment & Services 3.2%
7,400	Bristow Group, Inc.(a)	369,186
23,000	Gulf Island Fabrication, Inc.	803,160
41,800	Hornbeck Offshore Services, Inc.(a)(b)	1,634,380
7,100	NATCO Group, Inc.(a)	378,501
4,800	Oceaneering International, Inc.(a)	370,896
12,300	SEACOR Holdings, Inc.(a)(b)	1,127,295
32,100	Unit Corp.(a)	1,533,417
18,900	W-H Energy Services, Inc.(a)	1,087,884

		7,304,719

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Oil, Gas & Consumable Fuels 4.1%
4,901	Cimarex Energy Co.	$198,519
28,000	Frontier Oil Corp.	1,282,120
36,700	Helix Energy Solutions Group, Inc.(a)(b)	1,697,375
47,700	St. Mary Land & Exploration Co.	2,020,572
45,200	Stone Energy Corp.(a)	2,015,016
41,200	Swift Energy Co.(a)	1,954,116

		9,167,718
FINANCIAL 13.8%

Capital Markets 1.7%
1,500	Apollo Investment Corp.	31,200
46,600	Investment Technology Group, Inc.(a)	1,952,540
3,300	Janus Capital Group, Inc.(b)	113,883
18,600	OptionsXpress Holdings, Inc.	553,536
16,700	Piper Jaffray Cos., Inc.(a)(b)	858,380
12,349	SWS Group, Inc.	234,508

		3,744,047

Commercial Banks 4.6%
4,700	Amcore Financial, Inc.	111,437
5,700	Banco Latinoamericano de Exportaciones, S.A.	110,979
4,800	Capital Corp. of The West	93,360
3,400	Cathay Bancorp, Inc.	105,298
1	Citizens Republic Bancorp, Inc.	15
7,200	Community Bank System, Inc.	150,552
7,200	East West Bancorp, Inc.	242,928
500	First Community Bancshares, Inc.	17,170
2,400	First Financial Bancorp	28,200
2,100	First Merchants Corp.	46,305
26,950	First Midwest Bancorp, Inc.(b)	907,676
7,600	First State Bancorporation	128,972
27,400	Frontier Financial Corp.(b)	608,006
14,400	Glacier Bancorp, Inc.	292,896
11,800	Hancock Holding Co.	448,754
33,900	Huntington Bancshares, Inc.(b)	607,149
14,700	Irwin Financial Corp.	141,708
10,200	Nara Bancorp, Inc.	157,896
11,400	Oriental Financial Group, Inc.	142,386
13,300	Prosperity Bancshares, Inc.	429,856
10,190	Provident Bankshares Corp.	251,387
1,000	Renasant Corp.	23,250
1,400	Republic Bancorp Inc./KY	21,630

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

15,800	Signature Bank Corp.(a)	$539,570
5,100	Sterling Bancorp/NY	74,919
20,800	Sterling Bancshares, Inc./TX	253,760
23,200	Sterling Financial Corp.	522,000
700	Susquehanna Bancshares, Inc.	14,119
27,200	UCBH Holdings, Inc.	464,304
96,800	Umpqua Holdings Corp.(b)	1,638,824
400	Union Bankshares Corp.	8,548
7,800	United Bankshares, Inc.(b)	236,340
13,400	Webster Financial Corp.	485,616
4,100	Wesbanco, Inc.	94,587
5,300	Whitney Holding Corp.	135,998
31,800	Wilshire Bancorp, Inc.	327,540
17,900	Wintrust Financial Corp.(b)	657,646

		10,521,581

Consumer Finance 0.3%
10,800	Cash America International, Inc.	421,200
9,800	World Acceptance Corp.(a)	316,148

		737,348

Diversified Financial Services 0.4%
28,650	Financial Federal Corp.(a)(b)	774,123
1,300	Newstar Financial Inc.(a)	13,052

		787,175

Insurance 3.3%
43,300	American Financial Group, Inc.(a)(b)	1,294,670
13,400	Endurance Specialty Holdings Ltd.	525,414
5,000	Infinity Property & Casualty Corp.	201,100
41,900	Montpelier Re Holdings, Ltd.	750,010
17,600	Philadelphia Consolidated Holding Corp.(a)	718,080
11,400	Platinum Underwriters Holdings Ltd.	410,400
14,800	Presidential Life Corp.	260,628
7,700	ProAssurance Corp.(a)(b)	424,578
10,600	RLI Corp.	616,602
5,900	Safety Insurance Group, Inc.	212,164
7,000	SeaBright Insurance Holdings, Inc.(a)	116,760
18,400	Selective Insurance Group, Inc.	447,304
7,600	Stewart Information Services Corp.(b)	220,400
1,600	United America Corp.	35,280
6,000	United Fire & Casualty Co.(a)	192,240
23,600	Zenith National Insurance Corp.	948,248

		7,373,878

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Real Estate Investment Trust 3.1%
1,900	Annaly Capital Management, Inc.(b)	$32,471
8,700	Arbor Realty Trust, Inc.	164,256
10,800	Brandywine Realty Trust(b)	279,396
6,700	Capital Lease Funding, Inc.	62,712
20,300	Cedar Shopping Centers, Inc.	260,855
3,400	Eastgroup Properties, Inc.(b)	162,112
30,700	Entertainment Properties Trust(b)	1,684,509
5,600	Hersha Hospitality Trust	60,536
55,000	Inland Real Estate Corp.	819,500
3,700	Kilroy Realty Corp.	240,648
28,900	Kite Realty Group Trust(b)	523,668
15,500	Lexington Realty Trust(b)	306,745
10,000	Medical Properties Trust, Inc.	131,300
30,100	MFA Mortgage Investments, Inc.	257,656
12,400	Mid-America Apartment Communities, Inc.	644,800
5,000	National Retail Properties, Inc.(b)	126,750
22,800	Parkway Properties, Inc.(b)	980,400
9,500	Strategic Hotel Capital, Inc.(b)	207,480
2,300	Sunstone Hotel Investors, Inc.	63,963

		7,009,757

Thrifts & Mortgage Finance 0.4%
5,800	Anchor Bancorp Wisconsin, Inc.	142,680
8,400	Downey Financial Corp.(b)	342,132
10,300	FirstFed Financial Corp.(a)(b)	440,634

		925,446
HEALTHCARE 13.6%

Biotechnology 0.9%
10,700	Cubist Pharmaceuticals, Inc.(a)	250,380
53,700	Martek Biosciences Corp.(a)(b)	1,640,535
2,000	OSI Pharmaceuticals, Inc.(a)	83,140

		1,974,055

Healthcare Equipment & Supplies 5.8%
5,800	Arthrocare Corp.(a)(b)	376,072
12,700	CONMED Corp.(a)(b)	361,188
2,100	Datascope Corp.(b)	75,873
26,300	Holologic, Inc.(a)(b)	1,786,559
4,000	ICU Medical, Inc.(a)(b)	160,400
22,800	IDEXX Laboratories, Inc.(a)(b)	2,776,584

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

25,900	Immucor, Inc.(a)(b)	$835,275
23,700	Integra LifeSciences Holdings Corp.(a)(b)	1,148,739
37,300	Invacare Corp.(b)	1,009,338
40,600	Mentor Corp.(b)	1,728,342
30,500	Meridian Bioscience, Inc.	1,009,245
15,600	Merit Medical Systems, Inc.(a)	203,580
11,300	PolyMedica Corp.(b)	598,448
25,100	Possis Medical, Inc.(a)	359,181
8,600	Quidel Corp.(a)	177,590
600	Respironics, Inc.(a)(b)	30,036
10,700	Spectranetics Corp.(a)	171,200
3,800	Vital Signs, Inc.	201,020

		13,008,670

Healthcare Providers & Services 3.9%
19,400	Amedisys, Inc.(a)	823,530
14,600	AMERIGROUP Corp.	511,000
26,500	AmSurg Corp.(a)(b)	700,925
26,700	Centene Corp.(a)(b)	622,911
29,800	Chemed Corp.(b)	1,708,136
40,100	Medcath Corp.(a)(b)	1,111,973
9,400	Molina Healthcare, Inc.(a)(b)	358,234
1,800	Owens & Minor, Inc.	72,972
15,800	Pediatrix Medical Group, Inc.(a)	1,034,900
8,100	Providence Service Corp.(a)	257,499
40,900	PSS World Medical, Inc.(a)	826,180
7,200	RehabCare Group, Inc.(a)	149,328
5,600	Res-Care, Inc.(a)	137,536
8,200	Sierra Health Services, Inc.(a)	346,860

		8,661,984

Healthcare Technology 0.6%
23,600	Cerner Corp.(a)(b)	1,405,616

Life Sciences, Tools & Services 1.1%
22,500	Dionex Corp.(a)(b)	1,980,000
3,300	Invitrogen Corp.(a)(b)	299,871
4,000	Parexel International Corp.(a)(b)	184,000

		2,463,871

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Pharmaceuticals 1.3%
33,400	MGI Pharma, Inc.	$1,088,172
51,400	Sciele Pharma, Inc.(a)(b)	1,307,616
70,900	Viropharma, Inc.	610,449

		3,006,237
INDUSTRIALS 18.5%

Aerospace & Defense 3.3%
28,000	Ceradyne, Inc.(a)(b)	1,915,480
9,700	Curtiss-Wright Corp.(b)	546,013
36,300	EDO Corp.(a)(b)	2,105,400
1,700	Moog, Inc. (Class A)(a)	78,455
35,600	Teledyne Technologies, Inc.(a)	1,862,236
8,900	Triumph Group, Inc.(b)	708,618

		7,216,202

Air Freight & Logistics 0.1%
6,200	HUB Group, Inc.(a)(b)	157,294

Building Products 1.5%
37,800	Apogee Enterprises, Inc.	889,434
4,300	Gibraltar Industries, Inc.	77,486
19,890	Griffon Corp.(a)(b)	306,903
32,500	Lennox International, Inc.	1,160,250
25,300	Universal Forest Products, Inc.	905,993

		3,340,066

Commercial Services & Supplies 2.9%
11,400	ABM Industries, Inc.(a)(b)	268,128
41,400	Administaff, Inc.(a)(b)	1,651,032
18,600	Bowne & Co., Inc.	323,268
4,800	G & K Services, Inc.	194,592
700	Heidrick & Struggles International, Inc.	30,254
28,700	Interface, Inc. (Class A)	549,031
68,300	ON Assignment, Inc.(a)(b)	569,622
5,800	School Specialty, Inc.(a)(b)	195,750
5,300	Spherion Corp.(a)	46,216
5,700	Stericycle, Inc.(a)(b)	332,481
33,000	United Stationers, Inc.(a)	1,911,030
12,150	Volt Information Sciences, Inc.(a)	188,933
3,300	Waste Connections, Inc.(a)(b)	111,573
600	Watson Wyatt & Co. Holdings	28,602

		6,400,512

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Construction & Engineering 1.8%
600	Granite Construction, Inc.	$25,692
2,400	Perini Corp.(a)	137,640
19,000	Shaw Group, Inc. (The)(a)	1,417,400
41,400	URS Corp.(a)	2,558,934

		4,139,666

Electrical Equipment 2.3%
20,900	Acuity Brands, Inc.	999,020
31,900	Belden CDT, Inc.(b)	1,858,813
37,000	Regal-Beloit Corp.(b)	1,814,480
7,400	Woodward Governor Co.	495,800

		5,168,113

Industrial Conglomerates
5,000	Tredegar Corp.	87,100

Machinery 5.2%
7,100	Barnes Group, Inc.(b)	260,783
11,200	Briggs & Stratton Corp.	252,112
700	Cascade Corp.	44,086
38,700	EnPro Industries, Inc.(a)(b)	1,587,087
51,000	Gardner Denver, Inc.(a)	1,842,630
25,300	Kaydon Corp.(b)	1,360,887
53,600	Manitowoc Co., Inc. (The)	2,640,335
24,400	Mueller Industries, Inc.	877,424
4,800	Robbins & Myers, Inc.	347,040
33,300	Toro Co.	1,853,478
2,500	Valmont Industries, Inc.	239,300
35,300	Wabash National Corp.	358,295

		11,663,457

Marine 0.3%
16,900	Kirby Corp.	771,992

Road & Rail 0.6%
27,100	Heartland Express, Inc.	377,774
16,900	Kansas City Southern Industries, Inc.(a)	653,861
17,100	Old Dominion Freight Line, Inc.(a)	386,289

		1,417,924

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Trading Companies & Distributors 0.5%
33,200	Applied Industrial Technologies, Inc.(b)	$1,176,940
600	Watsco, Inc.	24,984

		1,201,924
INFORMATION TECHNOLOGY 19.0%

Communications Equipment 1.6%
8,200	Black Box Corp.	327,836
49,400	Blue Coat Systems, Inc.(a)	2,005,146
19,600	Netgear, Inc.(a)	692,664
20,500	Network Equipment Technologies, Inc.(a)	305,450
6,600	Viasat, Inc.(a)	201,300

		3,532,396

Computers & Peripherals 1.6%
70,500	Novatel Wireless, Inc.(a)(b)	1,833,000
8,300	Stratasys, Inc.(a)(b)	216,049
28,100	Synaptics, Inc.(a)(b)	1,527,235

		3,576,284

Electronic Equipment & Instruments 5.3%
18,800	Agilysys, Inc.	325,240
24,200	Anixter International, Inc.(a)(b)	1,738,770
6,800	Bell Microproducts, Inc.(a)	40,732
20,000	Brightpoint, Inc.(a)(b)	324,000
12,300	Checkpoint Systems, Inc.(a)	372,075
63,200	Cognex Corp.(b)	1,136,336
55,700	CTS Corp.	687,895
36,400	Electro Scientific Industries, Inc.(a)(b)	794,248
1,900	FLIR Systems, Inc.(a)(b)	131,841
4,200	Gerber Scientific, Inc.(a)	46,410
4,700	Insight Enterprises, Inc.(a)(b)	129,908
44,500	Methode Electronics, Inc. (Class A)(b)	558,030
1,200	Mettler-Toledo International, Inc.(a)(b)	127,620
19,900	MTS Systems Corp.(b)	885,351
3,000	Park Electrochemical Corp.	93,960
66,200	Plexus Corp.(a)(b)	1,707,960
29,900	Synnex Corp.(a)	668,863
46,500	Technitrol, Inc.	1,367,565
9,900	Trimble Navigation Ltd.(a)	412,830
33,300	X-Rite, Inc.(b)	463,203

		12,012,837

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Internet Software & Services 0.7%
47,400	J2 Global Communications, Inc.(a)(b)	$1,596,906

IT Services 0.9%
16,300	CACI International, Inc. (Class A)(a)	877,755
60,500	Ciber, Inc.(a)	471,295
62,100	Gevity HR, Inc.	619,758

		1,968,808

Semiconductors & Semiconductor Equipment 4.3%
18,700	Advanced Energy Industries, Inc.(a)	299,200
18,900	ATMI, Inc.(a)	607,446
9,900	Cabot Microelectronics Corp.(a)	392,832
1,900	DSP Group, Inc.(a)	30,001
54,700	Exar Corp.(a)(b)	665,152
182,500	Kulicke & Soffa Industries, Inc.(a)(b)	1,381,525
33,300	Pericom Semiconductor Corp.(a)	497,502
6,000	Semtech Corp.(a)	102,660
3,500	Sigma Designs, Inc.(a)	205,695
207,000	Skyworks Solutions, Inc.(a)(b)	1,908,540
16,500	Standard Microsystems Corp.(a)	643,500
55,650	Varian Semiconductor Equipment Associates, Inc.(a)(b)	2,561,013
11,400	Zoran Corp.(a)	290,700

		9,585,766

Software 4.6%
4,700	Advent Software, Inc.(a)	260,051
15,000	Ansoft Corp.(a)	451,200
35,800	ANSYS, Inc.(a)	1,389,398
15,200	Blackbaud, Inc.(b)	409,640
6,600	Epiq Systems, Inc.(a)	127,974
32,500	FactSet Research Systems, Inc.	2,291,900
47,900	Informatica Corp.(a)(b)	818,132
13,200	JDA Software Group, Inc.(a)(b)	329,472
52,700	Manhattan Associates, Inc.(a)(b)	1,589,432
13,600	Phoenix Technologies, Ltd.(a)	155,720
25,700	Progress Software Corp.(a)(b)	840,647
36,000	Secure Computing Corp.(a)(b)	356,400
36,700	SPSS, Inc.(a)	1,394,600

		10,414,566

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

MATERIALS 4.4%

Chemicals 1.4%
7,800	A. Schulman, Inc.	$184,158
2,600	Arch Chemicals, Inc.(b)	118,612
61,000	H.B. Fuller Co.	1,795,230
10,000	OM Group, Inc.(a)	529,800
39,600	PolyOne Corp.(a)(b)	316,404
4,300	Quaker Chemical Corp.	92,794

		3,036,998

Construction Materials 0.2%
38,000	Headwaters, Inc.(a)(b)	545,300

Containers & Packaging 0.7%
5,900	Caraustar Industries, Inc.(a)	23,836
56,100	Rock-Tenn Co. (Class A)	1,635,876

		1,659,712

Metals & Mining 1.7%
29,800	Century Aluminum Co.(a)(b)	1,734,062
13,400	Commercial Metals Co.	420,492
27,275	Quanex Corp.(b)	1,123,457
8,300	Reliance Steel & Aluminum Co.	484,305

		3,762,316

Paper & Forest Products 0.4%
39,900	Buckeye Technologies, Inc.(a)	715,008
6,300	Schweitzer-Mauduit International, Inc.	176,526

		891,534
UTILITIES 5.9%

Electric Utilities 1.7%
34,700	Allete, Inc.(b)	1,516,043
1,300	Central Vermont Public Service Corp.	41,314
35,800	El Paso Electric Co.(a)	871,730
45,400	Unisource Energy Corp.	1,440,088

		3,869,175

Gas Utilities 3.8%
52,900	Atmos Energy Corp.	1,483,845
35,800	Energen Corp.	2,291,200

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

13,100	Laclede Group, Inc.(b)	$455,749
25,200	New Jersey Resources Corp.(b)	1,241,100
2,700	Northwest Natural Gas Co.	130,059
4,800	Piedmont Natural Gas Co.	122,544
500	South Jersey Industries, Inc.	18,780
20,525	Southern Union Co.	646,538
19,300	Southwest Gas Corp.	574,368
59,400	UGI Corp.	1,581,228

		8,545,411

Multi-Utilities 0.1%
12,100	Avista Corp.	266,805

Water Utilities 0.3%
12,800	American States Water Co.(b)	581,760

	Total long-term investments (cost $177,877,681)	222,532,417

SHORT-TERM INVESTMENTS 37.9%

Principal Amount (000)

U.S. Government Security 0.1%
$150	United States Treasury Bill 3.82%, 12/20/07(c)(d) (cost $149,220)	149,208

Shares

Affiliated Money Market Mutual Fund 37.8%
85,124,634	Dryden Core Investment Fund - Taxable Money Market Series (cost $85,124,634; includes $82,222,353 of cash collateral received for securities on loan) (Note 3)(e)(f)	85,124,634

	Total short-term investments (cost $85,273,854)	85,273,842

	Total Investments 136.8% (cost $263,151,535; Note 5)	307,806,259
	Liabilities in excess of other assets(g) (36.8%)	(82,892,266)

	Net Assets 100.0%	$224,913,993

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $76,618,026; cash collateral of $82,222,353 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	21

Portfolio of Investments

as of October 31, 2007 continued

(c)	All or portion of security segregated as collateral for financial future contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(g)	Includes net unrealized appreciation on financial future contracts as follows:

Open future contracts outstanding at October 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2007	Unrealized Appreciation
3	Long Position: Russell 2000 Index Futures	Dec. 2007	$1,193,600	$1,248,450	$54,850

The sector classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2007 was as follows:

Affiliated Money Market Mutual Fund (including 36.6% of collateral received for securities on loan)	37.8%
Information Technology	19.0
Industrials	18.5
Financial	13.8
Healthcare	13.6
Consumer Discretionary	13.1
Energy	7.3
Utilities	5.9
Materials	4.4
Consumer Staples	3.3
United States Government Security	0.1

136.8
Liabilities in excess of other assets	(36.8)

100.0%

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2007

Assets
Investments at value, including securities on loan of $76,618,026:
Unaffiliated investments (cost $178,026,901)	$222,681,625
Affiliated investments (cost $85,124,634)	85,124,634
Cash	626,622
Receivable for investments sold	26,362,876
Receivable for Fund shares sold	1,161,637
Dividends and interest receivable	117,634
Due from broker—variation margin	18,400
Prepaid expenses	3,088

Total assets	336,096,516

Liabilities
Payable to broker for collateral for securities on loan	82,222,353
Payable for investments purchased	28,374,158
Payable for Fund shares reacquired	220,024
Accrued expenses	157,808
Management fee payable	113,828
Distribution fee payable	61,609
Transfer agent fee payable	31,218
Deferred directors’ fees	1,525

Total liabilities	111,182,523

Net Assets	$224,913,993

Net assets were comprised of:
Common stock, at par	$10,742
Paid-in capital in excess of par	180,803,123

180,813,865
Accumulated net investment loss	(1,525)
Accumulated net realized loss on investment transactions	(607,921)
Net unrealized appreciation on investments	44,709,574

Net assets, October 31, 2007	$224,913,993

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A
Net asset value, offering price and redemption price per share ($112,103,303 ÷ 5,311,557 shares of common stock issued and outstanding)	$21.11
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price to public	$22.34

Class B
Net asset value, offering price and redemption price per share ($14,208,817 ÷ 725,613 shares of common stock issued and outstanding)	$19.58

Class C
Net asset value, offering price and redemption price per share ($29,975,200 ÷ 1,531,018 shares of common stock issued and outstanding)	$19.58

Class R
Net asset value, offering price and redemption price per share ($2,638 ÷ 125.25 shares of common stock issued and outstanding)	$21.06

Class Z
Net asset value, offering price and redemption price per share ($68,624,035 ÷ 3,173,472 shares of common stock issued and outstanding)	$21.62

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	25

Statement of Operations

Year Ended October 31, 2007

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $518)	$1,433,039
Affiliated income from securities loaned, net	193,411
Affiliated dividend income	107,133
Interest	16,887

Total income	1,750,470

Expenses
Management fee	1,093,506
Distribution fee—Class A	274,720
Distribution fee—Class B	153,165
Distribution fee—Class C	239,772
Distribution fee—Class R	8
Transfer agent’s fees and expenses (including affiliated expense of $180,400) (Note 3)	277,000
Registration fees	70,000
Custodian’s fees and expenses	61,000
Reports to shareholders	45,000
Legal fees and expenses	35,000
Audit fee	20,000
Directors’ fees	13,000
Insurance	3,000
Miscellaneous	14,720

Total expenses	2,299,891

Net investment loss	(549,421)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	5,662,164
Futures transactions	(94,677)

5,567,487

Net change in unrealized appreciation (depreciation) on:
Investments	7,626,811
Futures	26,475

7,653,286

Net gain on investments	13,220,773

Net Increase In Net Assets Resulting From Operations	$12,671,352

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(549,421)	$(448,307)
Net realized gain on investment transactions	5,567,487	7,651,090
Net change in unrealized appreciation (depreciation) on investments	7,653,286	12,016,226

Net increase in net assets resulting from operations	12,671,352	19,219,009

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	99,097,282	41,467,905
Cost of shares reacquired	(37,165,599)	(36,743,549)

Net increase in net assets from Fund share transactions	61,931,683	4,724,356

Total increase	74,603,035	23,943,365

Net Assets
Beginning of year	150,310,958	126,367,593

End of year	$224,913,993	$150,310,958

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	27

Notes to Financial Statements

Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any

28	Visit our website at www.jennisondryden.com

available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities

Dryden Small-Cap Core Equity Fund, Inc.	29

Notes to Financial Statements

continued

identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined are in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it received approximately $170,900 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2007. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2007, it received approximately $2,500, $20,300 and $1,800 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

Dryden Small-Cap Core Equity Fund, Inc.	31

Notes to Financial Statements

continued

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2007, the Fund incurred approximately $130,700 in total networking fees, of which $70,400 was paid to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended October 31, 2007, PIM has been compensated approximately $82,600 for these services.

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The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for year ended October 31, 2007 were $310,875,565 and $250,855,976 respectively.

Note 5. Tax Information

In order to present accumulated net investment loss and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and paid-in capital in excess of par. For the year ended October 31, 2007, the adjustments were to decrease accumulated net investment loss and paid-in-capital in excess of par by $549,311 due to a net operating loss. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of October 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$263,474,277	$46,043,754	$1,711,772	$44,331,982

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

There were no distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006.

As of October 31, 2007, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

As of October 31, 2007, the Fund had a capital loss carryforward for tax purposes of approximately $230,000 which expires in 2008. During the year ended October 31, 2007, the Fund utilized approximately $5,828,000 of its prior year capital loss carryforward. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Dryden Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500 million for Class A, B and C, 300 million for Class R and 200 million for Class Z authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2007:
Shares sold	1,171,985	$24,545,096
Shares reacquired	(1,246,073)	(26,115,779)

Net increase (decrease) in shares outstanding before conversion	(74,088)	(1,570,683)
Shares issued upon conversion from Class B	101,870	2,098,471

Net increase (decrease) in shares outstanding	27,782	$527,788

Year ended October 31, 2006:
Shares sold	1,323,826	$24,582,613
Shares reacquired	(1,535,380)	(28,579,234)

Net increase (decrease) in shares outstanding before conversion	(211,554)	(3,996,621)
Shares issued upon conversion from Class B	252,300	4,594,231

Net increase (decrease) in shares outstanding	40,746	$597,610

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Class B	Shares	Amount
Year ended October 31, 2007:
Shares sold	90,734	$1,770,183
Shares reacquired	(146,678)	(2,810,634)

Net increase (decrease) in shares outstanding before conversion	(55,944)	(1,040,451)
Shares reacquired upon conversion into Class A	(109,336)	(2,098,471)

Net increase (decrease) in shares outstanding	(165,280)	$(3,138,922)

Year ended October 31, 2006:
Shares sold	125,028	$2,180,812
Shares reacquired	(161,173)	(2,800,607)

Net increase (decrease) in shares outstanding before conversion	(36,145)	(619,795)
Shares reacquired upon conversion into Class A	(268,666)	(4,594,231)

Net increase (decrease) in shares outstanding	(304,811)	$(5,214,026)

Class C
Year ended October 31, 2007:
Shares sold	689,211	$13,458,362
Shares reacquired	(186,701)	(3,592,345)

Net increase (decrease) in shares outstanding	502,510	$9,866,017

Year ended October 31, 2006:
Shares sold	461,406	$8,131,445
Shares reacquired	(194,035)	(3,422,499)

Net increase (decrease) in shares outstanding	267,371	$4,708,946

Class R
Period ended October 31, 2007*:
Shares sold	125	$2,500
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	125	$2,500

Class Z
Year ended October 31, 2007:
Shares sold	2,734,557	$59,321,141
Shares reacquired	(217,476)	(4,646,841)

Net increase (decrease) in shares outstanding	2,517,081	$54,674,300

Year ended October 31, 2006:
Shares sold	338,376	$6,573,035
Shares reacquired	(102,710)	(1,941,209)

Net increase (decrease) in shares outstanding	235,666	$4,631,826

*	Commenced operations on January 12, 2007.

Dryden Small-Cap Core Equity Fund, Inc.	35

Notes to Financial Statements

continued

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Financial Highlights

Class A
Year Ended October 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.40

Income from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain on investment transactions	1.75

Total from investment operations	1.71

Net asset value, end of year	$21.11

Total Return(b):	8.81%
Ratios/Supplemental Data:
Net assets, end of year (000)	$112,103
Average net assets (000)	$109,888
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.15%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.18)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	139%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003

$16.82	$14.55	$12.46	$9.21

(.03)	(.05)	(.03)	(.05)
2.61	2.32	2.12	3.30

2.58	2.27	2.09	3.25

$19.40	$16.82	$14.55	$12.46

15.34%	15.60%	16.77%	35.29%

$102,497	$88,163	$28,992	$24,020
$100,311	$64,984	$25,050	$20,487

1.17%	1.40%	1.31%	1.37%
.92%	1.15%	1.06%	1.12%
(.15)%	(.32)%	(.22)%	(.44)%

93%	90%	59%	41%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	39

Financial Highlights

continued

Class B
Year Ended October 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.13

Income from investment operations:
Net investment loss	(.18)
Net realized and unrealized gain on investment transactions	1.63

Total from investment operations	1.45

Net asset value, end of year	$19.58

Total Return(b):	8.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,209
Average net assets (000)	$15,317
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.93)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003

$15.84	$13.80	$11.91	$8.87

(.16)	(.16)	(.13)	(.12)
2.45	2.20	2.02	3.16

2.29	2.04	1.89	3.04

$18.13	$15.84	$13.80	$11.91

14.46%	14.78%	15.87%	34.27%

$16,156	$18,937	$54,813	$54,465
$17,752	$29,025	$55,145	$47,708

1.92%	2.15%	2.06%	2.12%
.92%	1.15%	1.06%	1.12%
(.92)%	(1.10)%	(1.00)%	(1.19)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	41

Financial Highlights

continued

Class C
Year Ended October 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.13

Income from investment operations:
Net investment loss	(.18)
Net realized and unrealized gain on investment transactions	1.63

Total from investment operations	1.45

Net asset value, end of year	$19.58

Total Return(b):	8.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,975
Average net assets (000)	$23,977
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.93)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003

$15.84	$13.80	$11.91	$8.87

(.16)	(.17)	(.13)	(.12)
2.45	2.21	2.02	3.16

2.29	2.04	1.89	3.04

$18.13	$15.84	$13.80	$11.91

14.46%	14.78%	15.87%	34.27%

$18,647	$12,056	$8,975	$8,616
$16,024	$10,575	$8,656	$7,397

1.92%	2.15%	2.06%	2.12%
.92%	1.15%	1.06%	1.12%
(.89)%	(1.11)%	(.99)%	(1.19)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	43

Financial Highlights

continued

	Class R
	January 12, 2007(a) Through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.96

Income from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain on investment transactions	1.18

Total from investment operations	1.10

Net asset value, end of period	$21.06

Total Return(c):	5.51%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.40	%(e)
Expenses, excluding distribution and service (12b-1) fees	.90	%(e)
Net investment loss	(.49	)%(e)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended October 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.82

Income from investment operations:
Net investment income (loss)	.01
Net realized and unrealized gain on investment transactions	1.79

Total from investment operations	1.80

Net asset value, end of year	$21.62

Total Return(b):	9.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$68,624
Average net assets (000)	$33,067
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment income (loss)	.05%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003

$17.14	$14.79	$12.64	$9.32

.02	(.02)	.01	(.02)
2.66	2.37	2.14	3.34

2.68	2.35	2.15	3.32

$19.82	$17.14	$14.79	$12.64

15.64%	15.89%	17.01%	35.62%

$13,011	$7,212	$4,798	$2,223
$9,637	$6,394	$3,332	$1,827

.92%	1.15%	1.06%	1.12%
.92%	1.15%	1.06%	1.12%
.13%	(.09)%	.08%	(.19)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Small-Cap Core Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Small-Cap Core Equity Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2003 were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2007

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Dryden Small-Cap Core Equity Fund, Inc.	49

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

50	Visit our website at www.jennisondryden.com

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Dryden Small-Cap Core Equity Fund, Inc.	51

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

52	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Performance of Dryden Small-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, expense caps or waivers) in relation to its Peer Universe (the Lipper Retail and Institutional Small-Cap Core Funds Performance Universe) was in the second quartile over the three- and five-year periods, though it was in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three- and five-year period, although it underperformed the benchmark index over the one- year period. The Board considered that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual, actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. In light of the Fund’s current size and

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/07
	One Year	Five Years	Since Inception
Class A	2.83%	16.72%	7.35%
Class B	2.94	17.05	7.14
Class C	7.00	17.16	7.14
Class R	N/A	N/A	N/A
Class Z	9.03	18.33	8.22

Average Annual Total Returns (Without Sales Charges) as of 10/31/07
	One Year	Five Years	Since Inception
Class A	8.81%	18.04%	7.96%
Class B	7.94	17.16	7.14
Class C	8.00	17.16	7.14
Class R	N/A	N/A	N/A
Class Z	9.03	18.33	8.22

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.65%; Class Z, 0.90%. Net operating expenses apply to: Class A, 1.15%; Class B, 1.90%; Class C, 1.90%; Class R, 1.40%; Class Z, 0.90%, after contractual reduction through 2/28/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 11/10/97; Class R, 1/12/07.

The graph compares a $10,000 investment in the Dryden Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class A shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2007) as measured on a quarterly basis. The S&P SmallCap 600 Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed. The S&P SmallCap 600 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to an annual 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Small-Cap Core Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PQVAX	PQVBX	PQVCX	N/A	PSQZX
CUSIP	26249A103	26249A202	26249A301	26248V108	26249A400

MF176E    IFS-A141795    Ed. 12/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2007 and October 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,859 and $16,700 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Small-Cap Core Equity Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 20, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 20, 2007

*	Print the name and title of each signing officer under his or her signature.